SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8 K/A
                                 Amendment No. 1

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  June 28, 2001
                                (Date of Report)


                      Diversified Technologies Group, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                    0 41703                   51 0356301
          (Commission File Number) (IRS Employer Identification Number)


                    48 S.W. 16th, Dania Beach, Florida 33004
           (Address of principal executive offices including zip code)


                                 (954) 927.0034
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.

Acquisition of X-Change, Inc., as a Wholly Owned Subsidiary of Registrant:

On June 28, 2001, Diversified Technologies Group, Inc., a Nevada corporation (Company), entered into an agreement (Reorganization Agreement) to acquire all of the outstanding capital stock of X-Change Corporation, Inc., a privately-held Nevada corporation (XCI or X Change). Pursuant to the Reorganization Agreement, the Company agreed to acquire all of the outstanding capital stock of XCI in exchange for 28,000,000 post split shares of its common stock. The Reorganization Agreement became effective on July 1, 2001.

Background and Overview of X-Change, Inc.:

XCI is a corporation registered under the laws of the state of Nevada. The corporation is developing an alternative trading system (ATS) for the orderly transactional flow of stock transactions primarily for shares normally excluded from mainstream trading venues. These shares may be American Depository Receipts or private placement shares, but the major focus is in transactions of shares trading currently through the National Quotation Bureau "Pink Sheets". A second prospect is the orderly trading of shares issued under Rule 144. Until the advent of "The X Change," holders of these shares had no choice but to wait until the expiration of a specific holding period had been satisfied before realizing any gains that may have accrued. The X Change will offer a method of transaction that will serve this poorly addressed market.

As previously mentioned, XCI is in the development stage of a stock trading and order flow system called an alternative trading system. OM Technology is doing a design study for XCI and has the software necessary to establish an effective and efficacious order flow system that can be used by either individual stock traders or broker dealers or institutions.

Mission Statement:

The aim of X Change is to provide a means by which young, emerging companies can be introduced to the investing public and conversely provide the individual investor with a fair and equitable venue through which ownership in these companies can be made with a high degree of assurance that the investment decision is based on reliable information and the best price available.

Of equal importance will be the institution of a trading venue for transactions in shares that have been issued under Rule 144 of the Act. These are shares that were originally issued as un-registered and must be held for a specific time before being eligible as free trading. Often times they are sold at injurious discounts instead of at fair market value. Our system should enable holders to make transactions at more equitable price levels.

XCI intends to employ state of the art computer software designed specifically to provide the best order flow possible for quick execution of transactions taken from the broadest cross section of buyers and sellers. This system will be available to not only broker dealers and institutions but independent investors who see the advantages to trading in an arena where the members truly do monitor and police themselves to insure the efficacy of their own vision.

Business History:

On July 28, 2000, X Change was incorporated under the laws of the State of Nevada. XCI is developing an alternative trading system (ATS) for the trading of shares normally excluded from mainstream trading venues. XCI is registered as a broker-dealer with the SEC. On October 15, 2001, XCI signed an agreement with OM Technologies to design an electronic trading platform. X Change has filed with the United States Patent & Trademark office for its trademark.

Alternative Trading System:

An Alternative Trading System is the next generation in transaction processing and order flow. Software exists that can connect individuals into a network that provides for proper quotations, order entry and transactional procedures all on a real time electronic basis.

A Self-Regulating Organization (SRO) operates under auspices of the Securities and Exchange Commission. The two groups work hand in glove to regulate specific broker dealers and issues traded on venues organized and monitored by the SRO itself. At the present time there are but a handful of SROs. The New York Stock Exchange and various regional exchanges. The Commodities Futures Trading Commission and some other minor special interest venues. It must be noted however that nothing precludes the establishment of other SRO's who have qualified under the rules as promulgated by the SEC.

Market:

X Change has identified a specific market segment that will lend itself easily to the Alternative Trading System it is developing in conjunction with OM Technologies. This focus is the Pink Sheets.

By using this new software technology the Company will generate an increase in liquidity and visibility of these issues by providing traders with an online trading vehicle through a totally new membership venue.

As has been previously noted, Pink Sheet issues trade exclusively over the phone. This limits liquidity and restricts the validity of these issues. In addition, there is no form of Order Book and no electronic access to route orders.

The NASD has not turned a deaf ear to the needs of these smaller companies but as presently organized they simply do not have the man power or the necessary regulations to provide an effective trading venue or monitoring system to give viability to such issues. In order to keep viability amongst such stocks, they have encouraged the National Quotation Bureau to create its own electronic market data competition to NASD's Bulletin Board. The opportunity to become a leader in trading small capital and limited liquidity stocks by providing an open, fully automated cost effective, transparent marketplace is rapidly growing. By incorporating in its place trading software with an intended registration as an SRO, X Change intends to create a network of institutions and individuals that will implement trading on the system.

Including private individuals as full members with access to all markets on the system opens the market to an almost unlimited number of associates. Through the use of simple PC connections every computer nationwide can be connected as a terminal not only for order execution but for real time reporting of trades and market conditions. XCI intends to charge a monthly fee for connection to the service and for the software. Once the trading structure is in place, the universe could grow to include other under-served or foreign markets, but a defined focus in this area will contain scope, minimize risk and provide the quickest returns. Expansion into foreign markets requires the addition of multi-market, multi-instrument and multi-currency capabilities to existing base programs being licensed by XCI from OM Technology, which has scheduled this as an on going development. Technology also allows access to domestic markets from overseas investors via the Internet and other order routing methods. In addition, local points of presence to foreign investors would be available through currently available technology.

Technology:

XCI has contracted with OM Technology to do a design study for this project and intends to contract with OM to implement this program with proprietary software, hardware infrastructure and support services. OM is an internationally recognized leader in exchange trading systems. Their software suite and integration expertise is unrivaled. They were the pioneer in "for profit" exchanges and offer valuable expertise in establishing this venture as a profit making investment for X Change.

The electronic trading system to be used will provide transparency; quotes based on a Limit Book, real-time trade reporting, feed to NQB and a standard feed to vendors such as Reuter's etc. OM will be installing an NQB interface for our Service Bureau business. The software systems have the capability to perform full customer accounting and will maintain client position information, receive securities orders via the Internet or a private network, perform price discovery and manage orders and route and deliver orders to multiple execution destinations. In addition, the software can communicate transaction confirmation information that is received back from the market to the order sending sources. Trade information will be delivered to clearing firms and updated credit and position information can be received from those clearing firms.

According X Change research, the electronic system brings with it expertise from electronic exchanges around the world. The common limit order book can be set to interact with one or more matching models. For fairly active/liquid models, a FIFO continuous match could be used while less liquid issues might revert back to periodic auction. Large blocks or special interest orders may `trigger' a call auction. The model can be flexible enough to meet the issue and market requirements.

Participants:

XCI's intent is to provide all market participants or members--from individual investors to large financial institutions--with the ability to execute transactions on a level playing field, at an extremely low cost. Membership will be open to allow the most number of players and by its very nature increase liquidity.

XCI will have subscribers consisting of any person that has entered into a contractual agreement XCI to access such alternative trading systems for the purpose of effecting transactions in thinly traded securities or for submitting, disseminating or displaying orders on such alternative trading systems, including a customer, member, user or participant in an alternative trading system. Anyone who deals with and handles orders for the OTC market can route those orders to The X Change. XCI estimates that within the first year of operation it will enroll 700 members making 200,000 transactions per month.

Traders will only be able to access The X Change via broker/dealers, all of which will have access to over 500 institutional clients connected into the IXNET hub.

Development Strategy:

XCI anticipates rolling out its development and marketing program in three phases during the first 12 months of operation.

Phase I . XCI will launch its alternative trading system for stocks which do not have the liquidity and visibility regarded as a prerequisite for an active market.

Revenues are anticipated to be generated within the first eighteen months after the ATS is launched. As previously mentioned, XCI is in negotiations with a regional stock exchange to use its services for surveillance and compliance.

The infrastructure is in place to connect to the International Stock Exchange, which is the first electronic stock exchange to trade options. It is the intent XCI to trade options side by side on a single screen which is something that is against current regulations to do on an exchange floor but can be accomplished with electronic access to simultaneous exchange floors with modern technology available from OM Technology. The benefits include reduced trading risks.

Phase II. XCI will commence offering access to its system to U.S. financial services companies, broker-dealers and other regional exchanges.

XCI will market access to the system through front-end platforms developed for it or through the customer's own brokerage platform.

In summary, XCI's objective, commencing immediately and continuing over an estimated one year period, is to provide an electronic platform that will make OTC securities markets available to financial institutions and retail investors in a centralized, fully-automated and efficient manner.

Management:

Cary Grant is the principal founder and president of XCI. Mr. Grant had been a partner/founder of Third Market Corp. and began his career as an account executive with Merrill Lynch. Third Market Corp. was an earlier client of OM Technology allowing The X Change to leverage the relationship into this new venture, with OM willing to defer licensing fees into the future because of its confidence in the vision. He also founded Grant Financial Corp., a specialist firm on the floor of the Chicago Stock Exchange. He subsequently sold Grant
Financial to Rodman & Renshaw. Born and raised in Chicago, Mr. Grant was educated at Loyola University and the New York Institute of Finance. He is presently a member of the Security Traders Association (STA), the Security Traders Association of Chicago and the Securities Industry Association. He was a member of the Chicago Stock Exchange from 1981 to 1989 and the Chicago Board of Options Exchange from 1974 to 1981. He was nominated for the 1988 Entrepreneur of the year by Venture Magazine and Arthur Young and Company.

Mark Fadiman is the founder of Palisade Business Press, a New Jersey based cooperative publishing firm that has published close to 30 books on business and finance between 1998 and 2000 and supports top Wall Street firms such as Weiss, Peck & Greer and RWB Advisory Services with magazines, newsletters and marketing materials. Palisade Press also supervises advertorial programs for the financial trade publication Ticker magazine and Individual Investor magazine (ca.:500,000). Mark was previously publisher and editor-in-chief of the Money Review magazine and is the author of two well-received books on the financial industry--Rebuilding Wall Street (Simon & Schuster, 1992) and MarketShock (John Wiley & Sons, 1994). Fadiman has held numerous reporting positions in the financial media including Wall Street and banking correspondent for Investor's Business Daily and retail brokerage and municipal finance editor for Investment Dealers Digest magazine. He is founding editor of the financial technology newsletter Investment Management Technology and the retail brokerage magazine On Wall Street (ca.:100,000 Thomson Corp.)

Location:

The Company's and XCI's offices are located at 150 North Michigan Avenue, Suite 690, Chicago, IL 60601. The telephone number is (312) 332-4400 and facsimile number is (312) 332-4401.

Regulatory Classification:

On December 8, 1998, the Securities and Exchange Commission issued new rules and rule amendments regarding the regulation of exchanges and alternative trading systems (ATS). The new SEC rules and amendments allow an ATS to choose whether to register as national exchanges or as broker/dealers and comply with additional requirements under Regulation ATS. The amendments also make changes to the interpretation of the definition of "exchange" and the rules regarding the registration as an exchange, and exclude from the rule filing requirements for self-regulatory organizations (SRO's) certain pilot trading systems operated by national securities exchanges and national securities associations. These new rules provide options to The X Change in how best to take advantage of the opportunity to introduce the next generation of equity trading platforms.

There are exemptions that XCI can take advantage of if it so chooses. Section 36 of the Exchange Act gives the SEC authority to exempt any person, security, or transaction from provisions of the Exchange Act. Under this authority, the SEC adopted Exchange Act Rule 3a1-1, which exempts certain entities from the definition of "exchange" and there for the requirement to register as an exchange, if they are operated by a national securities association, comply with new Regulation ATS, or are not required to comply with that regulation.

One such exemption that The X Change can use is a temporary exemption from rule filing requirements for Pilot Trading Systems. In order to provide an SRO with the opportunity to better compete with ATS's registered as broker/dealers, the SEC adopted new Rule 19b-5. Rule 19b-5 allows SROs to operate new pilot trading systems for up to two years without pre-approval by the SEC. Currently, these entities are required to submit a rule filing to the SEC for approval before they are permitted to operate any new trading system. The X Change's relationship with the regional stock exchange mentioned above could prove to be invaluable. Taking the swift and easier regulatory route of first establishing a Pilot program under the oversight of the regional stock exchange, but having a partner who can provide the knowledge, experience (such as compliance and surveillance) and operational structure of a regional exchange gives The X Change instant credibility. Established procedures and well-run facilities insure a high degree of acceptance and success. Proven connectivity to SIAC (for trade reporting), to NSCC (for clearing) and to member firms for order routing shorten the development, testing and certification cycles. When XCI moves to exchange status, the connectivity to ITS as well as the business expertise with the regional stock exchange will save the time and headaches during the process.

Ultimately The X Change will choose to take advantage of these new rules by creating a new National Securities Exchange and Self-Regulatory Organization
(SRO) if it receives approval from the SEC. As an "exchange," XCI will be defined as such under Section 3(a)(1) of the Securities Exchange Act of 1934 (Exchange Act) which includes a "market place or facilities for bringing together purchasers and sellers or for otherwise performing with respect to securities the functions commonly performed by a stock exchange". The Adopting Release states that ATS's are increasingly performing many of the functions typically carried out by registered exchanges and are being used by many market participants as the functional equivalents of exchanges. The SEC therefore adopted new Rule 3b-16 under the Exchange Act. Rule 3b-16 defines terms used in the statutory definition of "exchange" in order to include systems, such as The X Change's ATS, within the definition of "exchange". Specifically, Rule 3b-16 interprets the terms used in the statutory definition of "exchange" to include any entity that (1) brings together the orders for securities of multiple buyers and sellers and (2) uses established, non-discretionary methods under which the orders interact with each other, and the buyers and sellers entering the orders agree to the terms of a trade.

An ATS registering as a National Securities Exchange must comply with all the current requirements of registered exchanges. For example, an ATS must perform all the self-regulatory responsibilities of an exchange, including enforcing compliance by its members, and persons associated with its members, with the federal securities laws, and the rules of the exchange. The representation of their members in the selection of directors and prohibits registered exchanges from granting new membership to any person not registered as a broker/dealer with the SEC or associated with a broker/dealer. An ATS registering, as an exchange also would be required to trade only registered securities and would be expected to become a participant in the national market system.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This filing contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this filing, the words estimate, project, believe, anticipate, intend, expect and similar expressions are intended to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on this filing. We have no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect the occurrence of unanticipated events.

Item 2.  Acquisition or Disposition of Assets:  See Item 1, above.

Item 3.  Bankruptcy or Receivership:    Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant:  Not Applicable.

Item 5.  Other Events.  Not Applicable.

Item 6.  Resignation of Registrant's Directors:  Not Applicable.

Item 7. Financial  Statements,  Pro Forma  Financial  Information  and Exhibits:

(a) The financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-X, are filed herewith




                                                                .
                                THE X CHANGE, INC
                              FINANCIAL STATEMENTS
                                 MARCH 31, 2001
                              WITH AUDIT REPORT OF
                          CERTIFIED PUBLIC ACCOUNTANTS

                               THE X CHANGE, INC.
                          Index to Financial Statements




                                                                                                 Page No.
Report of Independent Certified Public Accountants                                                 F-3
Balance Sheet at March 31, 2001                                                                    F-4
Statement of Losses for the Period July 28, 2000
  (Date of Inception) Through March 31, 2001                                                       F-5
 Statement of Deficiency in Stockholders' Equity for the Period
  July 28, 2000 (Date of Inception) Through March 31, 2001 F-6 Statement of Cash
Flows for the Period July 28, 2000
  (Date of Inception) Through March 31, 2001                                                       F-7
Notes to Financial Statements                                                                  F-8 to F-11
INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
Condensed Balance Sheet as of March 31, 2001 and June 30, 2001                                     F-12
Condensed  Statement of Losses for the three months ended June 30, 2001 and for the
period July 28, 2000 (date of inception) to June 30, 2001                                          F-13
Condensed Statement of Deficiency in Stockholders' Equity for the Period July 28, 2000
(Date of Inception) through June 30, 2001                                                          F-14
Condensed  Statement of Cash Flows for the three months ended June 30, 2001 and for
the period July 28, 2000 (date of inception) to June 30, 2001                                      F-15
Condensed Notes to Consolidated Financial Statements                                               F-16


                             Stefanou & Company, LLP
                          CERTIFIED PUBLIC ACCOUNTANTS

                                1360 Beverly Road
                                    Suite 305
                              McLean, VA 22101-3621
                                 (703) 448-9200
                              (703) 448-3515 (fax)

                                                                Philadelphia, PA



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Incorporators
The X Change, Inc.
Chicago, Illinois

      We have audited the accompanying balance sheet of The X Change, Inc. (a development stage company) as of March 31, 2001 and the related statement of losses, deficiency in stockholders' equity and cash flows for the period July 28, 2000(date of inception) through March 31, 2001. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The X Change, Inc. as of March 31, 2001 and the results of its operations and its cash flows for the period July 28, 2000(date of inception) through March 31, 2001, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in F to the financial statements, the Company is inactive with no operating activities. Accordingly, the Company is dependent upon management to provide sufficient working capital to preserve the integrity of the corporate entity. The Company's existence is dependent upon management's ability to develop profitable operations. Those conditions raise substantial doubt about its ability to continue as a going concern. The accompanying statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                /s/ STEFANOU & COMPANY, LLP
                                                    Stefanou & Company, LLP
                                                    Certified Public Accountants


McLean, Virginia
May 15, 2001

                               The X Change, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                 march 31, 2001




                                     ASSETS


Current Assets:
         Total Current Assets ...................................   $   --
                                                                    --------

                                                                    $      0
                                                                    ========



               LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY


Current Liabilities:

     Due to Related Parties (Note B).............................   $ 50,444
                                                                    --------
         Total Current Liabilities ..............................     50,444

Commitments and contingencies (Note C)

DEFICIENCY IN STOCKholders' Equity:
     Common Stock, par value, $.01 per share; authorized
     3,000,000 shares; none issued ..............................       --
     Deficit accumulated during development stage ...............    (50,444)
                                                                    --------
         Total Deficiency in Shareholders' Equity                    (50,444)
                                                                    --------

                                                                    $      0
                                                                    ========





                 See accompanying notes to financial statements.

                               The X-Change, Inc.
                          (A Development Stage Company)
                Statement of Losses For the Period July 28, 2000
                   (Date of Inception) through march 31, 2001


Costs and expenses:

     Design Study Expense ................................             $ 50,000
     Interest Expense ....................................                  159
     Organizational Expense ..............................                  285
                                                                       --------
                                                                         50,444

Loss before income taxes .................................              (50,444)

Income (taxes) benefit ...................................                 --
                                                                       --------

Net Loss .................................................             $(50,444)
                                                                       ========



















                 See accompanying notes to financial statements

                               The X Change, Inc.
                          (A Development Stage Company)
                 Statement of deficiency in Stockholders' Equity
       For the Period July 28, 2000 (Date of Inception) To March 31, 2001


                                              Additional Deficit Accumulated
                          Common      Stock     Paid-in       During
                           Shares     Amount    Capital   Development Stage    Total
                          --------   --------   --------   ---------------    --------

Net Loss ..............       --     $   --     $   --     $       (50,444)   $(50,444)
                          --------   --------   --------   ---------------    --------

Balance at
March 31, 2001 ........       --     $   --     $   --     $       (50,444)   $(50,444)
                          ========   ========   ========   ===============    ========








                 See accompanying notes to financial statements

                               The X Change, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
     For the period July 28, 2000 (Date of Inception) through March 31, 2001


`
     Increase (decrease) in cash and equivalents
     Cash flows from operating activities
    Net loss from development stage operations ................        $(50,444)
                                                                       --------
    Change in assets and liabilities:
         Due to related parties
                                                                         50,444
Net Cash used by Operating Activities .........................            --

Net increase (decrease) in cash and equivalents ...............            --
Cash and equivalents at beginning of period ...................            --
                                                                       --------
Cash and equivalents at end of period .........................        $      0
                                                                       ========















                 See accompanying notes to financial statements

                               The X Change, Inc.
                          (A Development Stage Company)
                          Notes to financial statements
                                 March 31, 2001

NOTE A - Summary of Accounting Policies

A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

Business and Basis of Presentation

On July 28, 2000, The X Change, Inc. (the "Company") was incorporated under the laws of the State of Nevada. The Company is developing an alternative trading system (ATS) for the trading of shares normally excluded from mainstream trading venues.

To date, the Company has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise.

Advertising

The Company follows the policy of charging the costs of advertising to expenses incurred.


Estimates

The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For the purpose of the accompanying financial statements, all highly liquid investments with a maturity of three months or less are considered to be cash equivalents. There are no cash equivalents as of March 31, 2001.


Income Taxes

The Company has adopted Financial Accounting Standard No. 109 (SFAS 109) which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

                               The X Change, Inc.
                          (A Development Stage Company)
                          Notes to financial statements
                                 March 31, 2001

NOTE A - Summary of Accounting Policies (continued)

Impairment of Long-Lived Assets

The Company has adopted Statement of Financial Accounting Standards No. 121 (SFAS 121). The Statement requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 121 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Research and Development

Company-sponsored research and development costs related to both present and future products are expended in the period incurred.

Comprehensive Income

The Company does not have any items of comprehensive income in any of the periods presented.

Liquidity

As shown in the accompanying financial statements, the Company incurred a net loss of $50,444 from July 28, 2000 (inception of the Company) through March 31, 2001. In addition the Company has negative working capital of $ 50,444 as of March 31, 2001.

New Accounting Pronouncements

The Company adopted Statement of Financial Accounting Standards No. 132, Employers' Disclosures about Pension and Other-Post Employment Benefits ("SFAS 132"). SFAS No. 132 establishes disclosure requirements regarding pension and post employment obligations. SFAS No. 132 does not effect the company as of March 31, 2001.

In March 1998, Statement of Position No. 98-1 was issued, which specifies the appropriate accounting for costs incurred to develop or obtain computer software for internal use. The new pronouncement provides guidance on which costs should be capitalized, and over what period such costs should be amortized and what disclosures should be made regarding such costs. This pronouncement is effective for fiscal years beginning after December 15, 1998, but earlier application is acceptable. Previously capitalized costs will not be adjusted. The Company believes that it is already in substantial compliance with the accounting requirements as set forth in this new pronouncement, and therefore believes that adoption will not have a material effect on financial condition or operating results.

In April 1998, Statement of Position No. 98-5 was issued which requires that companies expense defined previously capitalized start-up costs including organization costs and expense future start-up costs as incurred. Adoption of this statement does not have an effect on financial condition or operating results.

                               The X Change, Inc.
                          (A Development Stage Company)
                          Notes to financial statements
                                 March 31, 2001

NOTE A - SUMMARY OF ACCOUNTING POLICIES (continued)

 The Company adopted Statement of Financial Standards No. 133, Accounting for Derivative Instruments and for Hedging Activities ("SFAS No. 133") in the six months ended June 30, 2000. SFAS No. 133 requires that certain derivative instruments be recognized in balance sheets at fair value and for changes in fair value to be recognized in operations. Additional guidance is also provided to determine when hedge accounting treatment is appropriate whereby hedging gains and losses are offset by losses and gains related directly to the hedged item. SFAS No. 133's impact on the Company's consolidated financial statements is not expected to be material as the Company has not historically used derivative and hedge instruments.

In  December,   1999,  the  Securities  and  Exchange  Commission  issued  Staff
Accounting Bulletin No. 101 (" SAB 101"), Revenue Recognition in Financial Statements, which will become effective December 31, 2000. The Company does not expect the standard to have a material effect on its results.

NOTE B - RELATED PARTY TRANSACTIONS

 As of March 31, 2001, an entity controlled by an officer of the Company has provided certain consulting and advisory services to the Company in the amount of $ 50,159, including accrued interest. In addition, the Company owes its officer $285 representing the cost of incorporating the Company. No formal repayment terms exist.

NOTE C- COMMITMENTS AND CONTINGENCIES

The Company has entered into a Design Study Agreement with an outside consultant. Under the terms of the Agreement, the Company has committed $150,000 for the study, which is due upon receipt of the Study by the Company.

NOTE D- COMMON STOCK

The authorized common stock of The X Change, Inc. consists of 3,000,000 shares with $.01 par value per share. The Company has not issued any common stock as of March 31, 2001.

NOTE E- INCOME TAXES

Financial Accounting Standard No. 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

At March 31, 2001, the Company has available for federal income tax purposes a net operating loss carryforward of approximately $ 50,000 expiring the year 2021, that may be used to offset future taxable income. The Company has provided a valuation reserve against the full amount of the net operating loss benefit, since in the opinion of management based upon the earnings history of the Company, it is more likely than not that the benefits will not be realized. Due to significant changes in the Company's ownership, the Company's future use of its existing net operating losses may be limited.

                               The X Change, Inc.
                          (A Development Stage Company)
                          Notes to financial statements
                                 March 31, 2001



NOTE E- INCOME TAXES  (continued)


Components of deferred tax assets as of March 31, 2001 are as follows:

        Non current:
          Net operating loss carryforward                 $ 12,500
          Valuation allowance                             (12,500)
                                                          --------
          Net deferred tax asset                           $     -
                                                           =======


NOTE F - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company incurred losses of $ 50,444 from July 28, 2000 (date of inception) through March 31, 2001. This factor among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

The Company is inactive with no operating activities. Accordingly, the Company is dependent upon management to provide sufficient working capital to preserve the integrity of the corporate entity.

The Company's existence is dependent upon management's ability to develop profitable operations. The accompanying statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

                               The X Change, Inc.
                          (A Development stage Company)
                             CONDENSED BALANCE SHEET




                                                                             June 30, 2001
                                                                              (Unaudited)  March 31, 2001
                                ASSETS
Current Assets ...............................................................   $   --      $   --
                                                                                 ========    =======

          LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY
Current Liabilities:
     Due to related parties ..................................................     51,644      50,444
                                                                                 --------     -------
     Total Current Liabilities ...............................................     51,644      50,444
Deficiency in Stockholders' Equity
Common Stock, par value, $.01; per share authorized 3,000,000
shares; none issued ..........................................................       --          --
Deficit accumulated during the development stage .............................    (51,644)    (50,444)
                                                                                 --------     -------
      Total Deficiency in Shareholders' Equity ...............................    (51,644)    (50,444)
                                                                                 $   --       $  --
                                                                                 ========     =======

















                 See accompanying notes to financial statements

                               The X-Change, Inc.
                          (A Development Stage Company)
                         CONDENSED STATEMENTS OF LOSSES


                                                                       For the Period
                                                                        July 28, 2000
                                              For the Three Months    (Date of Inception)
                                              Ended June 30, 2001     through June 30, 2001
   Costs and Expenses

     Design Study Expense ........................      $   --         $ 50,000
     Interest Expense ............................          --              159
     General and Administrative expenses .........         1,200          1,485
                                                        --------       --------

                                                           1,200         51,644
Loss before income taxes .........................        (1,200)       (51,644

 Income (taxes) benefit ..........................          --             --
                                                        --------       --------

  Net Loss .......................................      $ (1,200)      $(51,644)
                                                        ========       ========










                 See Accompanying Notes to Financial Statements

                               THE X CHANGE, INC.
                          (A Development Stage Company)
            CONDENSED STATEMENT OF DEFICIENCY IN STOCKHOLDERS' EQUITY
     FOR THE PERIOD JULY 28, 2000 (DATE OF INCEPTION) THROUGH JUNE 30, 2001






                                                                                  Deficit
                                                                                 Accumulated
                                                                   Additional      During       Deficiency in
                                         Common        Stock         Paid In     Development    Stockholders'
                                         Shares        Amount        Capital        Stage          Equity
                                       -----------   -----------   -----------   -----------    -----------
Net loss through March 31, 2001 ....          --     $      --     $      --     $   (50,444)   $   (50,444)
                                       -----------   -----------   -----------   -----------    -----------
Balance at March 31, 2001 ..........          --            --            --         (50,444)       (50,444)
Net loss ...........................          --            --            --          (1,200)        (1,200)
                                       -----------   -----------   -----------   -----------    -----------
Balance at June 30, 2001 ...........          --     $      --     $      --         (51,644)       (51,644)
                                       ===========   ===========   ===========   ===========    ===========



















                 See Accompanying Notes to Financial Statements

                               The X-Change, Inc.
                          (A Development Stage Company)
                        Condensed Statement of Cash Flows





                                              For the Three Months     For the Period
                                               Ended June 30, 2001     July 28, 2000
                                                                       (Date of
                                                                       Inception)
                                                                       Through June 30,
                                                                         2001
                                                           --------    --------
Cash Flow from Operating Activities:
   Net loss from development stage activities ..........   $ (1,200)    (51,644)
   Changes in assets and liabilities
   Due to related parties ..............................      1,200      51,644
                                                           --------    --------
Cash flow from operating activities ....................       --          --
Cash Flows from Investing Activities ...................       --          --
                                                           --------    --------
Cash Flows from Financing Activities ...................       --          --
Cash and Equivalents at the beginning of the period ....       --          --
Cash and equivalents at the end of the period ..........   $   --      $   --
                                                           ========    ========








                 See Accompanying Notes to Financial Statements

                               THE X CHANGE, INC.
                          (A Development Stage Company)
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  JUNE 30, 2001



NOTE A-SUMMARY OF ACCOUNTING POLICIES

In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The results from operations for the three-month period ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ended March 31, 2002. The unaudited financial statements should be read in conjunction with the March 31, 2001 financial statements and footnotes thereto included in Current Report SEC Form 8K.


NOTE B-BASIS OF PRESENTATION

Business and Basis of Presentation

On July 28, 2000, The X Change, Inc. (the "Company") was incorporated under the laws of the State of Nevada. The Company is developing an alternative trading system (ATS) for the trading of shares normally excluded from mainstream trading venues. PrimeX is registered as a broker-dealer with the SEC and is a member organization of the National Association of Securities Dealers and Securities Investors Protection Corporation.

Under its restriction  letter with the National  Association of Security Dealers
(NASD), PrimeX is permitted to engage in the business of securities brokerage services to individuals and corporate customers, public underwriting of corporate securities, serve as placement agent for the private placement of corporate securities, market maker, principal trading and investment banking.

To date, the Company has generated no sales revenues, has incurred expenses and has sustained losses. Consequently, its operations are subject to all the risks inherent in the establishment of a new business enterprise.

(b)   Pro Forma Financial Information.

      The following pro forma financial information required by Article 11 of Regulation S-X is filed herewith:


 Explanatory Note relating to Pro Forma Condensed consolidated financial information                   F-18
 Pro Forma condensed consolidated   Balance Sheet as of June 30, 2001                                  F-19
 (unaudited)
 Pro Forma condensed consolidated  Statement of Losses as for the six months ended June 30,            F-20
 2001 (unaudited)
 Pro Forma condensed consolidated  Statement of Losses as for the year  ended December 31,             F-21
 2000 (unaudited)
 Notes to Condensed Pro Forma Unaudited Financial Statements                                           F-22
 (unaudited)







              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

The following pro forma condensed consolidated financial statements have been prepared to give effect to the acquisition of Diversified Technologies Group, Inc. by The X Change, Inc., as if the transactions had taken place at June 30, 2001 for the pro forma condensed consolidated balance sheet, and to give effect to the acquisition of Diversified Technologies Group, Inc. by The X Change, Inc., as if the transaction had taken place at January 1, 2000 for the pro forma condensed consolidated statements of losses for the year ended December 31, 2000 and as of January 1, 2001 for the six-month period ended June 30, 2001.

The pro forma information is based on historical financial statements giving effect to the proposed transactions using the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The unaudited pro forma financial information is not necessarily indicative of the actual results of operations or the financial position which would have been attained had the acquisitions been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical financial statements of Diversified Technologies Group, Inc., and of The X Change, Inc.

         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 30, 2001
                                   (UNAUDITED)

                                      Historical     Pro Forma                    Pro forma
                           Financial Adjustments                                 Consolidated
                                      Statements
                                     Diversified
                               Technologies, Inc.
                                     -----------    -----------    -----------    -----------
Current assets: ..................   $      --                                    $      --
       Total current assets
Goodwill .........................          --        7,456,062             (1)     7,456,062
                                     -----------    -----------    -----------    -----------
Total Assets .....................   $      --                                    $ 7,456,062
                                     ===========                                  ===========


Current liabilities:
   Accounts payable ..............           400                                          400
   Advances from shareholders ....        17,462         51,644             (1)        69,106
                                     -----------    -----------    -----------    -----------
   Total current liabilities .....        17,862                                       69,506

Common Stock .....................        22,540         28,000             (2)        50,540
Paid in Capital ..................       543,243       (583,645)            (1)     7,415,660
                                                      7,456,062             (1)
Deficit in retained earnings .....      (536,688)       536,688             (1)          --
Deficit Accumulate During the                            46,957             (1)
Development Stage ................                      (51,644)            (1)
                                         (46,957)       (28,000)            (2)       (79,644)
                                     -----------

Deficiency in stockholders' equity       (17,862)                                        --
                                     -----------                                  -----------
Total Liabilities and Deficiency
in Stockholders' Equity ..........   $      --                                    $ 7,456,062
                                     ===========                                  ===========


              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF LOSSES
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)

                                            Historical      Historical      Pro Forma                      Pro Forma
                                           Diversified     The X-Change,   Adjustments                     Consolidated
                                           Technologies        Inc.
                                           ------------    ------------    ------------                    ------------
Costs and Expenses:

Design Study Expense ...................   $       --      $     50,000                                    $     50,000
Interest Expense .......................           --               159                                             159
Amortization expense ...................           --              --           745,606              (4)        745,606
General and administrative .............          2,600           1,485          28,000              (2)         32,085
                                           ------------    ------------                                    ------------
                                                  2,600          51,644                                         827,850
                                           ------------    ------------                                    ------------
Loss before income taxes ...............         (2,600)        (51,644)                                       (827,850)
Income (tax) benefit ...................           --              --                                              --
                                           ------------    ------------                                    ------------
Net Loss ...............................   $     (2,600)   $    (51,644)                                   $   (827,850)
                                           ============    ============                                    ============

Weighted Average Shares
Outstanding ............................     50,540,000               1                                      50,540,000

Loss per Common Share Basic
and Diluted ............................   $       (.00)   $    (51,644)                                   $       (.02)
                                           ============    ============                                    ============


              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF LOSSES
                         FOR THE YEAR DECEMBER 31, 2000
                                   (UNAUDITED)

                                           Historical       Historical      Pro Forma                     Pro Forma
                                           Diversified     The X-Change,   Adjustments                   Consolidated
                                           Technologies         Inc.
                                           ------------    ------------    ------------                  ------------
Costs and Expenses:

Design Study Expense .................   $       --      $     50,000                                    $     50,000
Interest Expense .....................           --               159                                             159
Amortization expense .................           --              --         1,491,212              (3)      1,491,212
General and administrative ...........        180,262           1,485          28,000              (2)        209,747
                                           ------------    ------------                                  ------------
                                              180,262          51,644                                       1,751,118
                                           ------------    ------------                                  ------------
Loss before income taxes .............       (180,262)        (51,644)                                   (1,1751,118)
Income (tax) benefit
                                                 --              --                                             --
                                           ------------    ------------                                  ------------
Net Loss .............................   $   (180,262)   $    (51,644)                                   $ (1,751,118)
                                         ============    ============                                    ============

Weighted Average Shares
Outstanding ..........................      9,385,000            --                                        50,540,000

Loss per Common Share Basic
and Diluted ..........................   $       (.02)   $       (.00)                                   $       (.03)




                         DIVERSIFIED TECHNOLOGIES, INC.
          NOTES TO CONDENSED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of Diversified Technologies, Inc. ("Diversified") and The X Change, Inc. (" X Change") as if the acquisition had occurred as of July 28, 2000 (date of X Change's inception).

On July 1, 2001, X Change completed an Agreement and Plan of Reorganization ("Agreement") with Diversified in a transaction accounted for using the purchase method of accounting. The total purchase price and carrying value of net assets acquired of Diversified was $ 1. Diversified , until the date of the merger, was an inactive corporation with no significant assets and liabilities.

Effective with the Agreement, Diversified acquired all of the X Change's outstanding common stock in exchange for 28,000,000 shares of Diversified's common stock and the Diversified shareholders retained 22,540,000 shares of common stock. As a result of the change in control of Diversified, and in accordance with Accounting Principles Opinion No. 16, X Change is the acquiring entity. The value of the stock retained by the Diversified shareholders was the average of the Diversified stock closing price five days prior to July 1 2001, or $.33 per share.


The following is a description of the pro forma adjustments that have been made to the financial statements.

         (1) To record the acquisition of Diversified for stock. The significant components of this transaction are:

               22,540,000 shares of common stock retained by
               Diversified shareholders at $.33 per share           $ 7,438,200
               Excess of liabilities assumed over assets                 17,862
                                                                    -----------
               acquired
               Total consideration paid                              $7,456,062
                                                                     ==========



         (2) To record issuance of 28,000,000 shares of unregistered common stock to the owners of The X Change , Inc. in connection with the Agreement. The shares are valued at $.001 per share, or $28,000, which approximates the historical cost of the X Change's net asset value. The cost has been expensed in accordance with SOP 98-5.

         (3) To record one year's amortization of intangibles arising from the acquisition of Diversified . The intangible assets acquired in the acquisition of Diversified are being amortized over a five-year period.


         (4) To record six month's amortization of intangibles arising from the acquisition of Diversified . The intangible assets acquired in the acquisition of Diversified are being amortized over a five-year period.

Exhibit No.
------------

1        Plan and Agreement of Reorganization.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


By: /s/ Cary Grant
    Cary Grant, Chief Executive Officer


Date: September 25, 2001

                                    EXHIBIT 1



                      Plan and Agreement of Reorganization

                      PLAN AND AGREEMENT OF REORGANIZATION
                                      UNDER
                   SECTION 368(b) OF THE INTERNAL REVENUE CODE


                      DIVERSIFIED TECHNOLOGIES GROUP, INC.
                                       AND
                           X-CHANGE CORPORATION, INC.

                               Boca Raton, Florida
                                 (June 28, 2001)

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement" and "Reorganization," either of which may be used in the alternative) has been entered into on June 28, 2001 ("Closing Date"), to be effective July 1, 2001, and is between Diversified Technologies Group, Inc., a publicly-held and traded Nevada corporation ("DTGI"), X-Change, Inc., a privately-held Nevada corporation ("XCI"), and the shareholder(s) of XCI, ("Shareholders").

THE FOLLOWING PREMISES ARE AN INTEGRAL PART OF THIS AGREEMENT: 1. DTGI, solely in exchange for 28,000,000 common shares of DTGI ("DTGI Shares"), desires to acquire from the Shareholders 100% of the outstanding capitalization of XCI (collectively, the "XCI Shares"). 2. This acquisition will make XCI a wholly-owned subsidiary of DTGI. 3. The Shareholders desire to acquire the DTGI Shares solely in exchange for the XCI Shares, which constitute 100% of the outstanding capital of XCI. 4. The governing bodies of DTGI and XCI have found it advisable for the benefit of each corporation, as well as their respective best interests, that DTGI acquire XCI as a wholly-owned subsidiary and, therefore, have approved this Agreement and the corresponding Reorganization. 5. The Shareholders have likewise approved this Agreement.

THE PARTIES ADOPT THIS AGREEMENT AS A TAX-FREE REORGANIZATION UNDER SECTION 368(b) OF THE INTERNAL REVENUE CODE AND AGREE AS FOLLOWS:

                                    ARTICLE I
               TRANSFER AND CONVEYANCE OF THE XCI AND DTGI SHARES

1.1. Transfer and Conveyance. Subject to all of the terms, conditions, representations, warranties and covenants set forth in this Agreement, the Shareholders have transferred and conveyed (without reservation and free and clear from all encumbrances) to DTGI the XCI Shares on the Closing Date. Correspondingly, DTGI has transferred and conveyed (without reservation and free and clear from all encumbrances) to the Shareholders the DTGI Shares.

1.2. DTGI Directors and Officers. The current members of the board of directors of DTGI, as well as its sole executive officers, Messrs. W. Steven Garrett and Richard Gregory, shall, subsequent to the consummation of this Agreement, resign from the board and as executive officer of DTGI and shall appoint Cary Grant as their replacement board member, who shall then appoint other directors in accordance with the bylaws of DTGI. The current board members and executive officers of XCI shall remain unchanged until such time as additional and/or replacement board members and/or executive officers are appointed in accordance with the bylaws of XCI.

                                   ARTICLE II
                     REPRESENTATIONS, WARRANTIES, COVENANTS

2.1. Representations, Warranties and Covenants of DTGI to XCI and Shareholders. DTGI represents and warrants to XCI and the Shareholders, jointly and severally, on the Closing Date as follows: (a) Authority: All necessary action has been taken to make this Agreement a legal, valid and binding obligation of DTGI enforceable in accordance with its terms and conditions. (b) No Breach or
Violation: The execution and delivery of this Agreement and the performance by DTGI of its obligations will not result in any breach or violation of or default under any agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule, regulation, statute, order or decree of any kind, to which DTGI or any of its affiliates is a party or by which they or any of their property is or may be or become subject, nor in the violation of the articles or bylaws governing the conduct of DTGI. (c) Non-Assessable DTGI Shares: The DTGI Shares have each been validly issued and are fully paid for and nonassessable. (d) No Liens on DTGI Shares:
The DTGI Shares are not and shall not be or become subject to any lien, encumbrance, security interest or financing statement whatsoever through any act of DTGI or its affiliates; further, the DTGI Shares are not the subject of any agreement other than this Agreement. (e) Outstanding Commitments: There are no outstanding commitments (direct or indirect) which would cause the issuance or transfer out of treasury of any additional proprietary interest of DTGI, whether by common stock, preferred stock, option, warrant, debt or otherwise. (f) SEC and Tax Reports; Filings: DTGI has delivered to XCI and Shareholders its annual report on Form 10-KSB for the year ended December 31, 2000, and its quarterly reports on Form 10-QSB for the fiscal quarter ended March 31, 2001, all of which were true and correct as of the date of filing and remain true and correct. DTGI has provided to XCI and the Shareholders full access to any and all information desired concerning the business and operations of DTGI, and DTGI has made available to XCI and the Shareholders such personnel as has been requested to answer any and all questions which XCI and/or the Shareholders may have had concerning their investment in DTGI. DTGI is current in all of its required reports under the Securities Exchange Act of 1934. DTGI is current in its filings with all federal and state taxing agencies, including, without limitation, the Internal Revenue Service. DTGI has delivered to XCI and the Shareholders its annual report on Form 1040, which was true and correct as of the date of filing and remains true and correct. No taxes are due any federal or state agency. (g) No Undisclosed Liabilities or Obligations. DTGI has no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due, herein "liabilities") except liabilities fully reflected or reserved in the balance sheet filed as a part of the Form 10-QSB dated March 31, 2001; further, DTGI has no assets. (h) Litigation. There is no valid legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or threatened against or involving DTGI, or which questions or challenges the validity of this Agreement, or any action to be taken by DTGI pursuant to this Agreement or in connection with the transactions contemplated hereby, and DTGI does not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation; further, DTGI is not subject to any valid judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on its business practices or on its ability to acquire any property or conduct its business in any area.
(i) Compliance with Law. DTGI is in compliance with all laws, regulations and orders applicable to its business; further, DTGI has not received any notification that it is in violation of any law, regulation or order and no such violation exists. (j) Disclosure. No representations or warranties by DTGI in this Agreement contain any untrue statement of fact or omit to state any fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to DTGI which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or businesses of DTGI which have not been disclosed in this Agreement.

2.2. Representations, Warranties and Covenants of XCI and Shareholders to DTGI. XCI and the Shareholders each represents and warrants, jointly and severally, to DTGI on the Closing Date as follows: (a) Authority: All necessary action has been taken to make this Agreement a legal, valid and binding obligations of XCI and the Shareholders enforceable in accordance with its terms and conditions.
(b) No Breach or Violation: The execution and delivery of this Agreement and the performance by XCI and the Shareholders of their respective obligations will not result in any breach or violation of or default under any material agreement, indenture, lease, license, mortgage, instrument, or understanding, nor result in any violation of any law, rule, regulation, statute, order or decree of any kind, to which XCI, the Shareholders and/or any of their respective affiliates is a party or by which they or any of them or any of their property is or may be or become subject, nor in the violation of any documents governing the conduct of either XCI or the Shareholders. (c) Non-Assessable XCI Shares: The XCI Shares have each been validly issued and are fully paid for and nonassessable. (d) No Liens on XCI Shares: The XCI Shares are not and shall not be or become subject to any lien, encumbrance, security interest or financing statement whatsoever through any act of XCI and/or the Shareholders; further, the XCI Shares are not the subject of any agreement. (e) Capital Percentage; Outstanding Commitments:
The XCI Shares represent 100% of the outstanding proprietary interest of XCI; further, there are no outstanding commitments (direct or indirect) which would cause the issuance or transfer out of treasury of any additional proprietary interest of XCI, whether by common stock, preferred stock, option, warrant, debt or otherwise. XCI shall remain a wholly-owned subsidiary of DTGI until such time as those covenants set forth in Section 2.4 are fulfilled. (f) Audited Financial Statements and Tax Reports: XCI and the Shareholders have delivered or will forthwith deliver within the time periods set forth in Form 8-KSB to DTGI audited financial statements of XCI as of and for the yearly periods ended March 31, 2001, which statements shall include an audit opinion, balance sheet as of March 31, 2001, operating and cash flow statements as of March 31, 2001, a statement of changes in shareholders' equity from inception through March 31, 2001, and footnotes. The audit opinion is or will be unqualified and states or will state that these financial statements were audited in accordance with Generally Accepted Auditing Standards and present such statements in compliance with Generally Accepted Accounting Principles. XCI has also delivered or will forthwith deliver within the time periods set forth in Form 8-KSB to DTGI, if required, unaudited financial statements as of and for any period subsequent to March 31, 2001, as required under applicable securities statutes. All of the foregoing financial statements were or will be true and correct as of the date of preparation, remain or will remain true and correct and comply or will comply with Regulation S-X under the Securities Exchange Act of 1934. XCI and the Shareholders have provided to DTGI full access to any and all information which either of them desired concerning the business and operations of XCI and/or the Shareholders. XCI and the Shareholders have made available to DTGI such personnel as has been requested to answer any and all questions which DTGI may have had concerning its investment in XCI. XCI is current in all of its required reports with all governmental and local taxing agencies. No taxes are due any governmental or local agency. XCI and the Shareholders have provided to DTGI full access to any and all information it desired concerning the business and operations of XCI. XCI and the Shareholders have made available to DTGI such personnel as has been requested to answer any and all questions which DTGI may have had concerning its investment in XCI. (g) No Undisclosed Liabilities or Obligations. XCI has no obligations or liabilities of any nature (absolute, accrued, contingent or otherwise, and whether due or to become due, herein "liabilities") except liabilities fully reflected or reserved in the balance sheet dated March 31, 2001. (h) Litigation. There is no legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation pending or threatened against XCI and/or the Shareholders, or which questions or challenges the validity of this Agreement or any action to be taken by XCI and/or the Shareholders pursuant to this Agreement or in connection with the transactions contemplated hereby, and XCI and the Shareholders do not know or have any reason to know of any valid basis for any such legal, administrative, arbitration or other proceeding, claim or action of any nature or investigation. XCI and the Shareholders are not subject to any judgment, order or decree entered in any lawsuit or proceeding which has an adverse effect on their business practices or on their ability to acquire any property or conduct their business in any area. (i) Compliance with Law. XCI is in compliance with all laws, regulations and orders applicable to its business and neither XCI nor the Shareholders have received any notification that they are in violation of any law, regulation or order and no such violation exists. (j) Disclosure. No representations or warranties made by XCI and/or the Shareholders contain any untrue statement of fact or omit to state any fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading; further, there are no facts known to XCI and/or the Shareholders which (either individually or in the aggregate) could or would materially and adversely affect or involve any substantial possibility of having a material, adverse effect on the condition (financial or otherwise), results of operations, assets, liabilities or businesses of XCI which have not been disclosed in this Agreement.

2.3. Understandings of the Shareholders. The Shareholders each individually acknowledges, understands and agrees that: (a) Certificate. The certificate representing the DTGI Shares will bear a legend restricting their transfer under Rule 144 of the Securities Act of 1933 and will be issued solely in his name.
(b) No Securities Act Registration. The DTGI Shares have not been registered under the Securities Act of 1933 or any applicable state law (collectively, the "Securities Act"). The DTGI Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act. DTGI has no obligation, and does not intend, to cause the DTGI Shares to be registered under the Securities Act, or to comply with any exemption under the Securities Act that would permit a sale or sales of all or any portion of the DTGI Shares. The legal consequences of the foregoing mean that the Shareholders must bear the economic risk of his investment in the DTGI Shares for an indefinite period of time. If any of them desires to sell or transfer all or any part of the DTGI Shares within the restricted period, DTGI may require such Shareholder's counsel to provide a legal opinion that the transfer may be made without registration under the Securities Act. (c) Lack of Agency Findings. No federal or state agency has made any findings or determination as to the fairness of an investment in DTGI or any recommendation or endorsement of this investment. (d) No Market for DTGI Shares. There is presently only an extremely limited market for the DTGI Shares and no market may exist in the future for any sale or sales of all or any portion thereof. (e) Commitments to Investments. Shareholder's commitment to investments that are no readily marketable is not disproportionate to his net worth and his investment in the DTGI shares will not cause his commitment to become excessive. (f) Financial Ability. Shareholders has the financial ability to bear the economic risks of this investment, has adequate means of providing for his current needs, and has no need for liquidity in this investment. (g) High Risk of Investment. The Shareholders has evaluated the high risks of investing in the DTGI Shares and has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that he is capable of evaluating the merits and risks of an investment in the DTGI Shares.
(h) Opportunity to Investigate Investment. Shareholders has been given the opportunity to ask questions of and receive answers from DTGI concerning the terms and conditions of this investment and to obtain additional information necessary to verify the accuracy of the information it desired in order to evaluate his investment. In evaluating the suitability of an investment in the DTGI Shares, the Shareholders have not relied upon any representations or other information (whether oral or written) other than that furnished by DTGI or the representatives of DTGI. (i) Opportunity to Consult Professionals. The Shareholders have had the opportunity to discuss with their professional, legal, tax and financial advisers the suitability of an investment in the DTGI Shares for their particular tax and financial situation and all information that they have provided to DTGI concerning themselves and their financial position is correct and complete. (j) Reliance. In making the decision to purchase the DTGI Shares the Shareholders have relied solely upon independent investigations made by them or on their behalf. (k)Investment Purpose. The Shareholders are acquiring the DTGI Shares solely for their own account, for investment purposes only, and are not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

2.4. Covenants of XCI and the Shareholders. XCI and the Shareholders each individually covenant with DTGI that, immediately upon consummation of this Agreement, they shall forthwith undertake to fully and timely implement the business plan of XCI and shall further undertake such public relations efforts as are necessary to provide for the full and fair dissemination of information pertaining to such implementation to the public. The parties agree that the criteria for determining the success of the foregoing shall be the purchase in the market of no less than 1,000,000 DTGI common shares at a price of not less than $1.00 per share. In the event that XCI and/or the Shareholders are not successful in this endeavor, this Agreement may be rescinded as provided in
ARTICLE III, Section 3.2 below. XCI and the Shareholders shall not, until the successful completion of this covenant, either issue additional shares of DTGI or transfer the DTGI Shares. The DTGI Shares shall be held in escrow pending completion of this covenant.

                                   ARTICLE III
           REMEDY FOR BREACH OF REPRESENTATIONS, WARRANTIES, COVENANTS

3.1. Breach of Representations, Warranties and/or Covenants by DTGI: DTGI agrees and accepts that, in the event of it being or becoming in material breach of any or all representations, warranties or covenants given by it pursuant to ARTICLE II Section 2.1 hereof, whether by purposeful act, negligence, accident on its part or for no reason or otherwise, it has and will have no means or assets with which to remedy such breach; therefore, in such circumstances, this Agreement shall be rescinded forthwith upon such breach being evident and the XCI Shares shall be returned to the Shareholders without cost or penalty, and XCI and the Shareholders shall forthwith and forever be relieved of any and all obligations undertaken by them, either individually or joint and severally, in entering into and executing this Agreement after returning to DTGI the DTGI Shares.

3.2.  Breach of  Representations,  Warranties  and/or  Covenants  by XCI  and/or
Shareholders: XCI and the Shareholders each individually agree and accept that, in the event of their being or becoming in material breach of any or all representations, warranties or covenants given by either of them pursuant to
ARTICLE II Sections 2.2, 2.3 and/or 2.4 hereof, whether by purposeful act, negligence, accident on either of their parts or for no reason or otherwise, the former management of DTGI may elect to notify XCI and the Shareholders of DTGI's rescission of this Agreement and this Agreement shall be deemed rescinded forthwith and the XCI Shares shall be returned to the Shareholders without cost or penalty, and XCI and the Shareholders shall forthwith and forever be relieved of any and all obligations undertaken by them, either individually or joint and severally, in entering into and executing this Agreement after returning to DTGI the DTGI Shares.

                                   ARTICLE IV
                                  MISCELLANEOUS

4.1. Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter and supersedes all prior agreements, understandings, promises, warranties, covenants and representations made by any party to the other concerning the subject matter and terms.

4.2. Modification. This Agreement may not be released, discharged, amended or modified in any manner except by an instrument in writing signed by duly authorized representatives of all parties.

4.3. Severability. The invalidity or unenforceabilty of any one or more of the provisions of this Agreement shall not affect the validity or enforceability of any one or more of the other provisions, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions are omitted.

4.4. Governing Law. This Agreement shall be deemed to have been entered into and shall be construed and enforced in accordance with the laws of the State of Florida.

4.5. Waivers. The failure of any party to insist on the performance of any of the terms, conditions and/or covenants or to otherwise exercise any right shall not be construed as a waiver of the future performance of any such term, condition and/or covenant. Waiver on one occasion is not a waiver on any other occasion.

4.6. Headings. The headings in the articles, sections and paragraphs are included for convenience only and are not to be used in construing or interpreting this Agreement.

4.7. Notice. All notices, demands, or requests shall be in writing and served either personally, by certified mail, return receipt requested, by Federal Express or other reputable overnight courier, or by facsimile, as follows:

If to DTGI:                     Diversified Technologies Group, Inc.

If to XCI and/or Shareholders::     c/o X-Change Corporation, Inc.

4.8. Successor and Assigns. This Agreement shall be binding on and inure to the benefit of the parties, their respective successors, successors-in-title, heirs and permitted assigns, if any, and each and every successor-in-interest to any party, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other legal method, who shall hold such interest subject to all the terms and conditions of this Agreement.

4.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all counterparts shall together constitute one and the same instrument.

4.10. Attorneys' Fees. In the event of any dispute, the prevailing party shall be entitled to receive a reimbursement of their reasonable attorneys' fees and such other costs and expenses as are reasonably incurred in resolving the dispute.

4.11. Expenses. Each party shall pay the expenses incurred by them under or in connection with this Agreement, including counsel fees and the expenses of their respective representatives.

4.12.   Survival   of   Representations,    Warranties   and   Covenants.    The
representations, warranties and covenants shall survive execution and closing, and shall be unaffected by any investigation made by any party at any time.

4.13. Further Assurances. At any time and from time to time after the Closing Date, all parties shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to carry out the intent and purpose of this Agreement.

4.14. Brokers. No party has engaged or is otherwise liable for any amount due or to become due to any broker or sales agent in regards of the transactions giving rise to and/or evidenced by this Agreement. In the event that any claim is asserted by any person claiming a commission and/or finder's fee with respect to this Agreement arising from any act, representation or promise of a party or their representative(s), such party shall indemnify, save, defend and hold every other party harmless from and against any and all such claims, as well as against all related costs and expenses, including attorneys' fees and costs.

THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE EXECUTED AND DELIVERED ON THE DATE FIRST ABOVE WRITTEN TO BECOME EFFECTIVE, IF AT ALL, AT CLOSING.

DIVERSIFIED TECHNOLOGIES GROUP, INC., a Nevada corporation ("DTGI")


By: /s/ Steven Garrett
        W. Steven Garrett, President

X-CHANGE CORPORATION, INC.


By: /s/ Cary Grant
      Authorized Representative

SHAREHOLDERS OF XCI:

/s/ Cary Grant